Exhibit 99.2

Merrill Lynch & Co., Inc.				Attachment I

Preliminary Unaudited Earnings Summary
	For the Three Months Ended			Percent Inc / (Dec)
(in millions, except per share amounts)	Jun. 27, 2008	Mar. 28, 2008	Jun. 29 2007	2Q08 vs. 1Q08	2Q08 vs. 2Q07

Revenues
Principal transactions	$(4,083)	$(2,418)	$3,556	N/M %	N/M %
Commissions	1,811	1,889	1,787	(4)	1
Managed accounts and other fee-based revenues	1,399	1,455	1,349	(4)	4
Investment banking	1,158	917	1,528	26	(24)
Earnings from equity method investments	111	431	375	(74)	(70)
Other (1)	(1,875)	(1,449)	387	N/M	N/M
Subtotal	(1,479)	825	8,982	N/M	N/M

Interest and dividend revenues	7,535	11,861	14,447	(36)	(48)
Less interest expense	8,172	9,752	13,970	(16)	(42)
Net interest (loss)/profit	(637)	2,109	477	N/M	N/M

Revenues, net of interest expense	(2,116)	2,934	9,459	N/M	N/M

Non-interest expenses
Compensation and benefits	3,491	4,196	4,731	(17)	(26)
Communications and technology	566	555	482	2	17
Brokerage, clearing, and exchange fees	370	387	346	(4)	7
Occupancy and related depreciation	328	309	273	6	20
Professional fees	263	242	245	9	7
Advertising and market development	166	176	200	(6)	(17)
Office supplies and postage	55	57	56	(4)	(2)
Other	311	313	300	(1)	4
Restructuring charge	445	-	-	N/M	N/M

Total non-interest expenses	5,995	6,235	6,633	(4)	(10)

Pre-tax (loss)/earnings from continuing operations	(8,111)	(3,301)	2,826	N/M	N/M

Income tax (benefit)/expense	(3,477)	(1,332)	816	N/M	N/M

Net (loss)/earnings from continuing operations	(4,634)	(1,969)	2,010	N/M	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(32)	(25)	197	N/M	N/M
Income tax (benefit)/expense	(12)	(32)	68	N/M	N/M
Net (loss)/earnings from discontinued operations	(20)	7	129	N/M	N/M

Net (loss)/earnings	$(4,654)	$(1,962)	$2,139	N/M	N/M

Preferred stock dividends	$237	$174	$72	36	229

Net (loss)/earnings applicable to common stockholders	$(4,891)	$(2,136)	$2,067	N/M	N/M

Basic (loss)/earnings per common share from continuing operations	(4.95)	(2.20)	2.32	N/M	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.02)	0.01	0.16	N/M	N/M
Basic (loss)/earnings per common share	$(4.97)	$(2.19)	$2.48	N/M	N/M

Diluted (loss)/earnings per common share from continuing operations	(4.95)	(2.20)	2.10	N/M	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.02)	0.01	0.14	N/M	N/M
Diluted (loss)/earnings per common share	$(4.97)	$(2.19)	$2.24	N/M	N/M

Average shares used in computing earnings per common share
Basic	984.1	974.1	833.8	1	18
Diluted	984.1	974.1	923.3	1	7

Annualized return on average common equity from continuing operations
	N/M	N/M	21.0%
Annualized return on average common equity	N/M	N/M	22.4%

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.

Merrill Lynch & Co., Inc.		Attachment II

Preliminary Unaudited Earnings Summary
	For the Six Months Ended
(in millions, except per share amounts)	Jun. 27, 2008	Jun. 29 2007	Percent Inc / (Dec)

Revenues
Principal transactions	$(6,501)	$6,290	N/M %
Commissions	3,700	3,500	6
Managed accounts and other fee-based revenues	2,854	2,633	8
Investment banking	2,075	3,038	(32)
Earnings from equity method investments	542	684	(21)
Other (1)	(3,324)	1,228	N/M
Subtotal	(654)	17,373	N/M

Interest and dividend revenues	19,396	27,168	(29)
Less interest expense	17,924	25,479	(30)
Net interest profit	1,472	1,689	(13)

Revenues, net of interest expense	818	19,062	(96)

Non-interest expenses
Compensation and benefits	7,687	9,585	(20)
Communications and technology	1,121	961	17
Brokerage, clearing, and exchange fees	757	656	15
Occupancy and related depreciation	637	538	18
Professional fees	505	471	7
Advertising and market development	342	355	(4)
Office supplies and postage	112	115	(3)
Other	624	654	(5)
Restructuring charge	445	-	N/M

Total non-interest expenses	12,230	13,335	(8)

Pre-tax (loss)/earnings from continuing operations	(11,412)	5,727	N/M

Income tax (benefit)/expense	(4,809)	1,687	N/M

Net (loss)/earnings from continuing operations	(6,603)	4,040	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(57)	391	N/M
Income tax (benefit)/expense	(44)	134	N/M
Net (loss)/earnings from discontinued operations	(13)	257	N/M

Net (loss)/earnings	$(6,616)	$4,297	N/M

Preferred stock dividends	$411	$124	231

Net (loss)/earnings applicable to common stockholders	$(7,027)	$4,173	N/M

Basic (loss)/earnings per common share from continuing operations	(7.17)	4.67	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.01)	0.31	N/M
Basic (loss)/earnings per common share	$(7.18)	$4.98	N/M

Diluted (loss)/earnings per common share from continuing operations	(7.17)	4.22	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.01)	0.28	N/M
Diluted (loss)/earnings per common share	$(7.18)	$4.50	N/M

Average shares used in computing earnings per common share
Basic	978.5	837.6	17
Diluted	978.5	926.8	6

Annualized return on average common equity from continuing operations
	N/M	21.4%
Annualized return on average common equity	N/M	22.8%

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.

Merrill Lynch & Co., Inc.						Attachment III

Preliminary Segment Data (unaudited)
	For the Three Months Ended			Percent Inc / (Dec)		For the Six Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,	2Q08 vs.	2Q08 vs.	Jun. 27,	Jun. 29,	Percent
(dollars in millions)	2008	2008	2007	1Q08	2Q07	2008	2007	Inc / (Dec)

Global Markets & Investment Banking
Global Markets
FICC	$(8,068)	$(3,378)	$2,421	N/M %	N/M %	$(11,446)	$5,046	N/M %
Equity Markets	1,727	1,883	2,148	(8)	(20)	3,610	4,534	(20)
Total Global Markets net revenues	(6,341)	(1,495)	4,569	N/M	N/M	(7,836)	9,580	N/M
Investment Banking (1)
Origination:
Debt	367	231	471	59	(22)	598	1,057	(43)
Equity	338	199	547	70	(38)	537	910	(41)
Strategic Advisory Services	317	375	397	(15)	(20)	692	796	(13)
Total Investment Banking net revenues	1,022	805	1,415	27	(28)	1,827	2,763	(34)
Total net revenues	(5,319)	(690)	5,984	N/M	N/M	(6,009)	12,343	N/M

Non-interest expenses before restructuring charge	2,929	3,357	4,047	(13)	(28)	6,286	8,199	(23)

Restructuring charge	311	-	-	N/M	N/M	311	-	N/M

Pre-tax (loss) / earnings from continuing operations	(8,559)	(4,047)	1,937	N/M	N/M	(12,606)	4,144	N/M

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	(8,248)	(4,047)	1,937	N/M	N/M	(12,295)	4,144	N/M

Pre-tax profit margin	N/M	N/M	32.4%			N/M	33.6%

Pre-tax profit margin, before restructuring charge	N/M	N/M	32.4%			N/M	33.6%

Global Wealth Management
Global Private Client
Fee-based revenues	$1,591	$1,625	$1,544	(2)	3	$3,216	$3,017	7
Transactional and origination revenues	897	926	1,015	(3)	(12)	1,823	1,926	(5)
Net interest profit and related hedges(2)	604	638	577	(5)	5	1,242	1,169	6
Other revenues	74	111	113	(33)	(35)	185	210	(12)
Total Global Private Client net revenues	3,166	3,300	3,249	(4)	(3)	6,466	6,322	2
Global Investment Management net revenues	193	299	305	(35)	(37)	492	566	(13)
Total net revenues	3,359	3,599	3,554	(7)	(5)	6,958	6,888	1

Non-interest expenses before restructuring charge	2,621	2,879	2,575	(9)	2	5,500	5,125	7

Restructuring charge	134	-	-	N/M	N/M	134	-	N/M

Pre-tax (loss) / earnings from continuing operations	604	720	979	(16)	(38)	1,324	1,763	(25)

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	738	720	979	3	(25)	1,458	1,763	(17)

Pre-tax profit margin	18.0%	20.0%	27.5%			19.0%	25.6%

Pre-tax profit margin, before restructuring charge	22.0%	20.0%	27.5%			21.0%	25.6%

Corporate
Total net revenues	$(156)	$25	$(79)	N/M	N/M	$(131)	$(169)	22

Non-interest expenses before restructuring charge	-	(1)	$11	N/M	N/M	(1)	$11	N/M

Restructuring charge	-	-	-	N/M	N/M	-	-	N/M

Pre-tax (loss) / earnings from continuing operations	(156)	26	(90)	N/M	73	(130)	(180)	28

Total
Total net revenues	$(2,116)	$2,934	$9,459	N/M	N/M	$818	$19,062	(96)

Non-interest expenses before restructuring charge	5,550	6,235	6,633	(11)	(16)	11,785	13,335	(12)

Restructuring charge	445	-	-	N/M	N/M	445	-	N/M

Pre-tax (loss) / earnings from continuing operations	(8,111)	(3,301)	2,826	N/M	N/M	(11,412)	5,727	N/M

Pre-tax profit margin	N/M	N/M	29.9%			N/M	30.0%

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) A portion of Origination revenue is recorded in Global Wealth Management.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I and II.

Merrill Lynch & Co., Inc.			Attachment IV

Consolidated Quarterly Earnings (unaudited)	(in millions, except per share amounts)

	2Q07	3Q07	4Q07	1Q08	2Q08
Revenues
Principal transactions	$3,556	$(5,761)	$(12,596)	$(2,418)	$(4,083)
Commissions
Listed and over-the-counter securities	1,195	1,279	1,294	1,319	1,221
Mutual funds	541	522	570	532	539
Other	51	59	60	38	51
Total	1,787	1,860	1,924	1,889	1,811
Managed accounts and other fee-based revenues
Portfolio service fees	860	904	902	892	852
Asset management fees	152	150	179	206	198
Account fees	115	117	120	117	116
Other fees	222	221	239	240	233
Total	1,349	1,392	1,440	1,455	1,399
Investment banking
Underwriting	1,130	895	717	543	841
Strategic advisory	398	382	550	374	317
Total	1,528	1,277	1,267	917	1,158
Earnings from equity method investments	375	412	531	431	111
Other (1)	387	(1,114)	(2,304)	(1,449)	(1,875)
Subtotal	8,982	(1,934)	(9,738)	825	(1,479)
Interest and dividend revenues	14,447	15,636	14,170	11,861	7,535
Less interest expense	13,970	13,322	12,624	9,752	8,172
Net interest profit	477	2,314	1,546	2,109	(637)

Revenues, net of interest expense	9,459	380	(8,192)	2,934	(2,116)

Non-Interest Expenses
Compensation and benefits	4,731	1,979	4,339	4,196	3,491
Communications and technology	482	499	597	555	566
Brokerage, clearing, and exchange fees	346	364	395	387	370
Occupancy and related depreciation	273	295	306	309	328
Professional fees	245	245	311	242	263
Advertising and market development	200	181	249	176	166
Office supplies and postage	56	54	64	57	55
Other	300	401	467	313	311
Restructuring charge	-	-	-	-	445
Total Non-Interest Expenses	6,633	4,018	6,728	6,235	5,995

Pre-tax earnings/(loss) from continuing operations	2,826	(3,638)	(14,920)	(3,301)	(8,111)
Income tax expense/(benefit)	816	(1,258)	(4,623)	(1,332)	(3,477)

Net earnings/(loss) from continuing operations	2,010	(2,380)	(10,297)	(1,969)	(4,634)

Discontinued operations:
Pre-tax earnings/(loss) from discontinued operations	197	211	795	(25)	(32)
Income tax expense/(benefit)	68	72	331	(32)	(12)
Net (loss)/earnings from discontinued operations	129	139	464	7	(20)

Net earnings/(loss)	$2,139	$(2,241)	$(9,833)	$(1,962)	$(4,654)

Per Common Share Data
	2Q07	3Q07	4Q07	1Q08	2Q08

Earnings/(loss) from continuing operations - Basic	$2.32	$(2.99)	$(12.57)	$(2.20)	$(4.95)
Earnings/(loss) from continuing operations - Diluted	2.10	(2.99)	(12.57)	(2.20)	(4.95)
Dividends paid	0.35	0.35	0.35	0.35	0.35
Book value	43.55	39.60	29.34	25.93	21.43 est.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.

Merrill Lynch & Co., Inc.				Attachment V

Supplemental Data (unaudited)				(dollars in billions)

		2Q07	3Q07	4Q07	1Q08	2Q08
	Client Assets
	U.S.	$1,550	$1,601	$1,586	$1,479	$1,447
	Non - U.S.	153	161	165	158	158
	Total Client Assets	1,703	1,762	1,751	1,637	1,605

	Assets in Annuitized-Revenue Products	662	691	655	607	630

	Net New Money
	All Client Accounts (1)	$9	$26	$30	$4	$(5)

	Annuitized-Revenue Products (1) (2)	12	10	-	9	8

	Balance Sheet Information: (3)
	Short-term Borrowings	$20.1	$27.1	$24.9	$21.6	$19.1
	Deposits	82.8	95.0	104.0	104.8	100.5
	Long-term Borrowings	226.0	264.9	261.0	259.5	270.4
	Junior Subordinated Notes (related to trust preferred securities)	4.4	5.2	5.2	5.2	5.2

	Stockholders' Equity: (3)
	Preferred Stockholders' Equity	4.6	4.8	4.4	11.0	13.7
	Common Stockholders' Equity	37.6	33.8	27.5	25.5	21.1
	Total Stockholders' Equity	42.2	38.6	31.9	36.5	34.8

	Full-Time Employees (4)	61,900	64,200	64,200	63,100	60,000

	Financial Advisors	16,200	16,610	16,740	16,660	16,690

Common shares outstanding (in millions):
	Weighted-average - basic	833.8	821.6	825.0	974.1	984.1
	Weighted-average - diluted	923.3	821.6	825.0	974.1	984.1
	Period-end	862.6	855.4	939.1	985.1	985.4

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.

(2)	Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.

(3)	Balance Sheet Information and Stockholders' Equity are estimated for 2Q08.

(4)	Excludes 300 full-time employees on salary continuation severance at the end of 2Q07, 400 at the end of 3Q07, 700 at the end of 4Q07, 900 at the end of 1Q08 and 2,800 at the end of 2Q08.

Merrill Lynch & Co., Inc.			Attachment VI

(Unaudited)			(dollars in millions)

	Net exposures as of Mar. 28, 2008	Net gains/(losses) reported in income (1)	Other net changes in net exposures (2)	Net exposures as of Jun. 27, 2008	Percent Inc/(Dec)
U.S. ABS CDO net exposures and losses:
U.S. super senior ABS CDO net exposures and losses:
High-grade	$4,121	$(2,933)	$1,266	$2,454
Mezzanine	2,249	(515)	(89)	1,645
CDO-squared	187	(11)	(43)	133
Total super senior ABS CDO net exposures and losses	6,557	(3,459)	1,134	4,232
Secondary trading	114	(33)	146	227
Total (3)(4)	$6,671	$(3,492)	$1,280	$4,459	(33)%

(1)		Amounts exclude credit valuation adjustments of negative $1.4 billion for the 2008 second quarter ($6.2 billion life-to-date) related to financial guarantor exposures on U.S. super senior ABS CDOs. See table below regarding financial guarantor exposures.
(2)		Primarily consists of hedge ineffectiveness, transactions executed, and amortization during the period.
(3)		Hedges are affected by a variety of factors that impact the degree of their effectiveness. These factors may include differences in attachment point, timing of cash flows, control rights, litigation, the creditworthiness of the counterparty, limited recourse to counterparties and other basis risks.
(4)

For total U.S. super senior ABS CDOs, long exposures (including associated net gains and losses reported in income and other net changes in net exposures) were $19.9 billion and $26.3 billion at June 27, 2008 and March 28, 2008, respectively. Short exposures (including associated net gains and losses reported in income and other net changes in net exposures) were $15.6 billion and $19.8 billion at June 27, 2008 and March 28, 2008, respectively. Short exposures primarily consist of purchases of credit default swap protection from various third parties, including monoline financial guarantors, insurers and other market participants.

	Financial Guarantors Exposure on U.S. Super Senior ABS CDOs as of June 27, 2008
	Notional of CDS (1)	Notional of CDS, net of gains prior to credit valuation adjustments (2)	Mark-to-market gains prior to credit valuation adjustments (3)	Credit valuation adjustments (4)	Mark-to-market value of CDS
Credit default swaps (CDS) with financial guarantors:
By counterparty credit quality:(5)
AAA	$-	$-	$-	$-	$-
AA	(6,726)	(4,667)	2,059	(721)	1,338
A	(1,598)	(334)	1,264	(758)	506
BBB	(3,741)	(1,170)	2,571	(1,542)	1,029
Non-investment grade or unrated	(6,632)	(3,428)	3,204	(3,204)	-
Total	$(18,697)	$(9,599)	$9,098	$(6,225)	$2,873

(1)

The gross notional amount of CDS purchased as protection for U.S. super senior ABS CDOs was $18.7 billion and $18.8 billion at June 27, 2008, and March 28, 2008, respectively. This decline was due to amortization of the underlying reference entities on the CDS. Amounts do not include exposure with financial guarantors for other asset classes.

(2)	The notional of the total CDS, net of gains prior to credit valuation adjustments, was $9.6 billion and $10.9 billion at June 27, 2008 and March 28, 2008, respectively.
(3)	Represents life-to-date mark-to-market gains prior to credit valuation adjustments. Balance was $9.1 billion and $7.8 billion as of June 27, 2008 and March 28, 2008, respectively.
(4)	Represents life-to-date credit valuation adjustments. Balance was $6.2 billion and $4.8 billion as of June 27, 2008 and March 28, 2008, respectively.
(5)	Represents S&P credit rating bands as of June 27, 2008.

Merrill Lynch & Co., Inc.			Attachment VII

(Unaudited)			(dollars in millions)

	Net exposures as of Mar. 28, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Jun. 27, 2008	Percent Inc/(Dec)
Residential Mortgage-Related (excluding U.S. Banks investment securities portfolio):

U.S. Prime (2)	$30,750	$67	$2,901	$33,718	10%

Other Residential:
U.S. Sub-prime	1,435	(544)	121	1,012	(29)%
U.S. Alt-A	3,172	(549)	(1,081)	1,542	(51)%
Non-U.S.	8,769	(229)	(1,092)	7,448	(15)%
Total Other Residential (3)	$13,376	$(1,322)	$(2,052)	$10,002	(25)%

(1)		Represents purchases, sales, hedges, paydowns, changes in loan commitments and related funding.
(2)		As of June 27, 2008, net exposures include approximately $29 billion of prime loans originated with GWM clients (of which $13 billion were originated by First Republic Bank).
(3)		Includes warehouse lending, whole loans, residuals and residential mortgage-backed securities.
		Net exposures as of Mar. 28, 2008	Net gains/(losses) reported in income (1)	Unrealized gains/(losses) included in OCI (pre-tax) (2)	Other net changes in net exposures (3)	Net exposures as of Jun. 27, 2008	Percent Inc/(Dec)
U.S. Banks Investment Securities Portfolio:
	Sub-prime residential mortgage-backed securities	$3,327	$(91)	$(212)	$(123)	$2,901
	Alt-A residential mortgage-backed securities	5,330	(1,378)	601	(215)	4,338
	Commercial mortgage-backed securities	5,088	13	270	5	5,376
	Prime residential mortgage-backed securities	3,580	(211)	82	(337)	3,114
	Non-residential asset-backed securities	988	(7)	2	(152)	831
	Non-residential CDOs	770	(1)	(20)	(4)	745
	Agency residential asset-backed securities	532	2	-	(29)	505
	Other	229	-	2	(5)	226
	Total	$19,844	$(1,673)	$725	$(860)	$18,036	(9)%

(1)	Includes the impairment in the value of certain securities deemed to be other than temporary.
(2)

Represents the reclassification of approximately $1.7 billion in pre-tax losses out of other comprehensive (loss)/income ("OCI"), partially offset by an additional $979

	million pre-tax loss recorded in OCI. The cumulative, pre-tax balance in OCI related to this portfolio was approximately negative $4.7 billion as of June 27, 2008.
(3)	Primarily represents principal paydowns and sales.
		Net exposures as of Mar. 28, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Jun. 27, 2008	Percent Inc/(Dec)
Commercial Real Estate:
	Whole Loans/Conduits	$9,750	$30	$(1,908)	$7,872
	Securities and Derivatives	960	(61)	(324)	575
	Real Estate Investments (2)	7,288	(6)	(828)	6,454
	Total Commercial Real Estate, excluding First Republic Bank	$17,998	$(37)	$(3,060)	$14,901	(17)%

	First Republic Bank	$2,586	$22	$62	$2,670	3%

(1)	Primarily represents sales, repayments and the cancellation of unfunded commitments.
(2)

The Company makes equity and debt investments in entities whose underlying assets are real estate. The Company consolidates those entities in which we are the primary beneficiary in accordance with FIN No. 46-R, Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51. The Company does not consider itself to have economic exposure to the total underlying assets in those entities. The amounts presented are the Company’s net investment and therefore exclude the amounts that have been consolidated but for which the Company does not consider itself to have economic exposure.

Merrill Lynch & Co., Inc.						Attachment VIII

Revenue Reconciliation (Non-GAAP Measures)
(dollars in millions)

The following table provides the calculation of Merrill Lynch's net revenues excluding certain adjustments. While these amounts are considered non-GAAP measures, management believes that it is relevant in assessing the quality of our financial performance, identifying trends in our results and providing more meaningful period-to-period comparisons.

	For the Three Months Ended			Percent Inc / (Dec)		For the Six Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,	2Q08 vs.	2Q08 vs.	Jun. 27,	Jun. 29,	Percent
	2008	2008	2007	1Q08	2Q07	2008	2007	Inc/(Dec)
GMI:
FICC
GAAP revenues, net of interest expense	$(8,068)	$(3,378)	$2,421			$(11,446)	$5,046
Net losses / (gains) as follows:
U.S. ABS CDOs	3,492	1,472	36			4,964	101
Leveraged finance commitments write-downs	348	927	-			1,275	-
Residential mortgage-related exposures	1,255	782	241			2,037	619
U.S. Banks investment securities portfolio	1,673	421	(15)			2,094	(42)
Commercial real estate	15	(53)	(304)			(38)	(695)
Total net losses / (gains)	6,783	3,549	(42)			10,332	(17)

Credit valuation adjustments ("CVA") related to hedges with financial guarantors
	2,888	3,031	-			5,919	-

Net effect due to change in Merrill Lynch credit spreads on certain long-term debt liabilities
	(98)	(1,379)	(8)			(1,477)	15

Adjusted revenues, net of interest expense	1,505	1,823	2,371	(17)%	(37)%	3,328	5,044	(34)%

Equity Markets
GAAP revenues, net of interest expense	1,727	1,883	2,148			3,610	4,534
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Effect of Merrill Lynch credit spreads	-	(695)	(20)			(695)	(34)
Adjusted revenues, net of interest expense	1,727	1,188	2,128	45%	(19)%	2,915	4,500	(35)%

Investment Banking
GAAP revenues, net of interest expense	1,022	805	1,415			1,827	2,763
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Effect of Merrill Lynch credit spreads	-	-	-			-	-
Adjusted revenues, net of interest expense	1,022	805	1,415	27%	(28)%	1,827	2,763	(34)%

Total GMI
GAAP revenues, net of interest expense	(5,319)	(690)	5,984			(6,009)	12,343
Net losses / (gains)	6,783	3,549	(42)			10,332	(17)
CVA related to hedges with financial guarantors	2,888	3,031	-			5,919	-
Effect of Merrill Lynch credit spreads	(98)	(2,074)	(28)			(2,172)	(19)
Adjusted revenues, net of interest expense	4,254	3,816	5,914	11%	(28)%	8,070	12,307	(34)%

GWM
GAAP revenues, net of interest expense	3,359	3,599	3,554			6,958	6,888
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Effect of Merrill Lynch credit spreads	7	(29)	-			(22)	-
Adjusted revenues, net of interest expense	3,366	3,570	3,554	(6)%	(5)%	6,936	6,888	1%

Corporate
GAAP revenues, net of interest expense	(156)	25	(79)			(131)	(169)
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Effect of Merrill Lynch credit spreads	-	-	-			-	-
Adjusted revenues, net of interest expense	(156)	25	(79)	N/M	N/M	(131)	(169)	N/M

Total
GAAP revenues, net of interest expense	(2,116)	2,934	9,459			818	19,062
Net losses / (gains)	6,783	3,549	(42)			10,332	(17)
CVA related to hedges with financial guarantors	2,888	3,031	-			5,919	-
Effect of Merrill Lynch credit spreads	(91)	(2,103)	(28)			(2,194)	(19)
Adjusted revenues, net of interest expense	$7,464	$7,411	$9,389	1%	(21)%	$14,875	$19,026	(22)%

N/M = Not Meaningful

Merrill Lynch & Co., Inc.			Attachment IX

Book Value and Equity Capital Reconciliation (Non-GAAP Measures)
(dollars in billions except per share amounts, shares in millions)

Book Value Per Common Share (estimate)

During the first quarter of 2008, Merrill Lynch issued 66,000 shares of 9% mandatory convertible preferred stock for an aggregate purchase price of $6.6 billion to the Korea Investment Corporation, Kuwait Investment Authority and Mizuho Corporate Bank. The following table provides the calculation of Merrill Lynch's equity book value per share to investors adjusted for this offering on an "if-converted" basis. While this adjusted amount is considered a non-GAAP measure, management believes it is a useful presentation of the capital position of the firm, as the mandatory convertible preferred securities must convert to common shares by October 15, 2010.

		Adjustment for
		Convertible Preferred
		on an "if-converted" Basis	Adjusted on an
	As of	at $52.40 (1)	"if-converted"
	Jun. 27, 2008	Per Share	Basis

Common Stockholders' Equity	$21.1	$6.6	$27.7
Preferred Stock	13.7	(6.6)	7.1
Total Stockholders' Equity	$34.8	$-	$34.8

Common Shares Outstanding	985.4	126.0	1,111.3

Book Value Per Common Share	$21.43		N/A

Adjusted Book Value Per Common Share (2)	N/A		$24.94

Equity Capital (estimate)

The following table provides the calculation of Merrill Lynch's total equity capital, which includes total stockholders' equity and trust preferred securities. Merrill Lynch defines equity capital more broadly than stockholders' equity under U.S. GAAP, as the firm includes other capital instruments with equity-like characteristics such as trust preferred securities that have long-dated maturities or are perpetual.

	As of
	Jun. 27, 2008

Total Stockholders' Equity	$34.8
Add Trust Preferred Securities	4.7
Total Equity Capital	$39.5

(1) $52.40 is the "Reference Stock Price" or minimum conversion price at maturity. The maximum conversion price at maturity is $61.30. See the press release dated January 15th, 2008 and term sheet on the investor relations website at www.ir.ml.com for further information about the terms of these securities.

(2) Adjusted book value per common share is calculated by dividing: (A) common stockholders' equity after giving effect for conversion of convertible preferred on an "if-converted" basis at $52.40 per share by (B) common shares outstanding adjusted for such conversion.

CONTACT:
Merrill Lynch
Media Relations:
Jessica Oppenheim, 212-449-2107
jessica_oppenheim@ml.com
or
Investor Relations:
Sara Furber, 866-607-1234
investor_relations@ml.com